THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities

Lincoln Investor Advantage® Variable Annuity
Lincoln Investor Advantage® Fee-Based Variable Annuity

Supplement dated June 9, 2016 to the Prospectus dated May 1, 2016

This Supplement provides clarification regarding one of the investment options under your variable annuity contract.

Investments of the Variable Annuity Account - Description of the Funds. The share class for the American Century VP Balanced Fund is listed incorrectly in your prospectus. The correct listing is as follows:

American Century VP Balanced Fund (Class II)

All other provisions outlined in your variable annuity prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

Please retain this Supplement for future reference.